TODA International Holdings Inc. (Formerly: Summit Growth Corporation) and Victor Score Limited
Pro forma Consolidated Balance Sheet
As of December 31, 2010
(unaudited)

In US dollars
	TODA International Holdings Inc.	Victor Score Limited	Pro Forma Adjustments		Pro Forma Consolidated

Asset
Current Asset
Cash	1,218	3,650,370	(1,218	) (B)	3,650,370
Accounts receivable	-	11,825,238	-		11,825,238
Inventories	-	5,580,175	-		5,580,175
Due from owners	-	12,420	-		12,420
Prepaid expenses	-	5,521,916	-		5,521,916
Due from a related company	-	775,456	-		775,456
Tax receivable	-	-	-		-

Total current assets	1,218	27,365,575	(1,218)		27,365,575

Property, plant and equipment, net	-	3,123,858	-		3,123,858
Construction in progress	-	1,368,351	-		1,368,351
Land use right, net	-	287,873	-		287,873
Intangible asset	-	4,248,422	-		4,248,422

Total assets	1,218	36,394,079	(1,218)		36,394,079

Liabilities and owners' equity

Current liabilities
Bank loans	-	7,945,543	-		7,945,543
Accounts payable	2,742	3,706,251	(2,742)		3,706,251
Accrued liabilities and other payables	-	216,565	-		216,565
Tax payable	-	1,316,676	-		1,316,676
Due to related companies	13,808		(13,808	) (B)	-
Due to owners	-		-		-

Total liabilities	16,550	13,185,035	(16,550)		13,185,035

Owners' equity	0	0	13	(A)	13
Preference share, $0.000128 par value, 781,250 shares authorized, 104,571.95 shares issued and outstanding as of December 31, 2010

Ordinary shares, $0.000256 par value, 100,000,000 shares authorized; 17,322,805 issued and outstanding as of December 31, 2010	341	50,000	(45,906	) (B) (A)	4,435

Additional paid-in capital	9,717	3,034,380	35,835	(B) (A)	3,079,932
Retained earnings	(25,390)	19,127,131	25,390	(B)	19,127,131
Accumulated other comprehensive income	-	997,533	-		997,533

Total owners' equity	(15,332)	23,209,044			23,209,044

Total liabilities and owners' equity	1,218	36,394,079	(1,218)		36,394,079

1.
Source:   Unaudited financial statements of TODA International Holdings Inc. (Formerly: Summit Growth Corporation) as of December 31, 2010 as filed in its Quarterly Report on Form 10-Q filed with the SEC on February 8, 2011.

2.	Source: Unaudited consolidated financial statements of Victor Score Limited as of December 31, 2010 as filed in its Current Report on Form 8-K/A filed with the SEC on May __, 2011.

(A)
32,839,910 ordinary shares and 104,571.95 preference shares were issued to former Victor Score shareholders.  Upon consummation of the proposed increase and share consolidation, the 104,571.95 preference shares currently outstanding shall be automatically converted into 10,457,195 ordinary shares and total common shares outstanding after the reverse merger is  45,102,805 (pre-split), 27,780,000 (post-split)

(B)	Elimination of Summit Growth's capital accounts and accumulated deficit as result of recapitalization, and reflection of payment of all liabilities of Summit Growth prior to closing.

See accompanying notes to pro forma combined financial statements

TODA International Holdings Inc. (Formerly: Summit Growth Corporation) and Victor Score Limited
Pro forma Consolidated Statements of Operations and Other Comprehensive Income
As of December 31, 2010
(unaudited)

In US dollars
	TODA International Holdings Inc.	Victor Score Limited	Pro Forma adjustments	Pro Forma Consolidated

Revenue
- Product sales	-	37,396,515	-	37,396,515
- Leasing sales	-	2,234,237	-	2,234,237

	-	39,630,752	-	39,630,752

Costs of sales
- Product sales	-	(24,387,544)	-	(24,387,544)

Gross profit	-	15,243,208	-	15,243,208

Selling and distribution expenses	-	(1,308,767)	-	(1,308,767)
Administrative and other expenses	(7,748)	(1,890,801)	-	(1,898,549)

Operating (loss)/income	(7,748)	12,043,640	-	12,035,892
Other income	-	958,053	-	958,053
Interest expenses	-	(381,564)	-	(381,564)

(Loss)/income before income taxes	(7,748)	12,620,129	-	12,612,381
Income tax expenses	-	(1,798,009)	-	(1,798,009)

Net (loss)/income	(7,748)	10,822,120	-	10,814,372

Other comprehensive income:
- Foreign currency translation adjustments	-	587,775	-	587,775

Total comprehensive (loss)/income	(7,748)	11,409,895	-	11,402,147

Earnings per Share				$0.624

Weighted average shares outstanding				17,322,805

1.
Source:   Unaudited financial statements of TODA International Holdings Inc. (Formerly: Summit Growth Corporation) as of December 31, 2010 as filed in its Quarterly Report on Form 10-Q filed with the SEC on February 8, 2011.

2.	Source: Unaudited consolidated financial statements of Victor Score Limited as of December 31, 2010 as filed in its Current Report on Form 8-K/A filed with the SEC on May __, 2011.

See accompanying notes to pro forma combined financial statements

TODA International Holdings Inc. (Formerly: Summit Growth Corporation) and Victor Score Limited
Pro forma Consolidated Statements of Operations and Other Comprehensive Income
As of December 31, 2009
(unaudited)

In US dollars

	TODA International Holdings Inc.	Victor Score Limited	Pro Forma adjustments	Pro Forma Consolidated

Revenue
- Product sales	-	23,293,443	-	23,293,443
- Leasing sales	-	732,687	-	732,687

	-	24,026,130	-	24,026,130

Costs of sales
- Product sales	-	(17,034,864)	-	(17,034,864)

Gross profit	-	6,991,266	-	6,991,266

Selling and distribution expenses	-	(504,007)	-	(504,007)
Administrative and other expenses	(3,243)	(772,456)	-	(775,699)

Operating (loss)/income	(3,243)	5,714,803	-	5,711,560
Other income	-	124,843	-	124,843
Interest expenses	-	(497,721)	-	(497,721)

(Loss)/income before income taxes	(3,243)	5,341,925	-	5,338,682
Income tax expenses	-	(693,820)	-	(693,820)

Net (loss)/income	(3,243)	4,648,105	-	4,644,862

Other comprehensive income:
- Foreign currency translation adjustments	-	(4,337)	-	(4,337)

Total comprehensive (loss)/income	(3,243)	4,643,768	-	4,640,525

Earnings per Share				$0.268

Weighted average shares outstanding				17,322,805

1.
 Source:   Unaudited financial statements of TODA International Holdings Inc. (Formerly: Summit Growth Corporation) as of December 30, 2009 as filed in its Quarterly Report on Form 10-Q filed with the SEC on February 19, 2010 and audited financial statements of TODA as of June 30, 2009 as filed in its Annual Report on Form 10-K filed with the SEC on October 8, 2009.

2.	Source: Audited consolidated financial statements of Victor Score as of December 31, 2009 as filed in its Current Report on Form 8-K/A filed with the SEC on May __, 2011

See accompanying notes to pro forma combined financial statements

TODA International Holdings Inc. (Formerly: Summit Growth Corporation)
and Victor Score Limited
Notes to Pro forma Consolidated Financial Statements

Note 1 – Basis of presentation

Pursuant to a share exchange agreement dated March 15, 2011, between TODA International Holdings Inc. ("TODA" or “Company”), formerly known as Summit Growth Corporation, and Victor Score Limited, a British Virgin Islands exempted business company, (“Victor Score”), and its shareholders (the “Shareholders”), TODA issued an aggregate of 32,839,910 (pre-split) ordinary shares and 104,571.95 preference shares of the Company’s capital stock to the Shareholders. On May 15, 2011, TODA effected a 1 for 2 share consolidation of the Company’s issued and outstanding ordinary shares and increased the amount of the Company’s authorized ordinary shares from 39,062,500 shares to 100,000,000 shares. As a result of the consolidation and increase in share capital, the par value of the Company’s ordinary shares changed from $0.000128 per share to $0.000256 per share. Immediately following the share consolidation, the preference shares were automatically converted into ordinary shares on a 100 for 1 basis.  As of March 15, 2011, there were 34,645,610 (pre-split) ordinary shares outstanding and 104,571.95 preference shares outstanding. As a result of the share consolidation and preference share conversion, the total ordinary shares outstanding after the reverse merger are 27,780,000 (post-split) and no preference shares.

The pro forma consolidated financial statements is for illustrative and informational purposes only and is not intended to represent, or be indicative of, what the Company’s results of operations or financial position would have been had the share exchange occurred on the dates indicated. The pro forma consolidate financial statements also should not be considered representative of the Company’s future financial position or results of operations.

The accompanying pro forma consolidated balance sheet presents the accounts of TODA and Victor Score as if the acquisition of Victor Score by TODA occurred on December 31, 2010. The accompanying pro forma consolidated statements of operations present the accounts of TODA and Victor Score for the years ended December 31, 2010 and 2009 as if the acquisition occurred on January 1, 2009 for statement of operations purpose. For accounting purposes, the transaction is being accounted for as a recapitalization of Victor Score as Victor Score’s shareholders will own the majority of the shares and will exercise significant influence over the operating and financial policies of the consolidated entity.

In the unaudited pro forma consolidated financial statements, the adjustments are made to reflect the financial condition and results of operations of Victor Score as an independent public operating entity.

The following adjustments would be required if the acquisition occurred as indicated above:

•
32,839,910 ordinary shares and 104,571.95 preference shares were issued to the Shareholders.  Upon consummation of the proposed increase and share consolidation, the 104,571.95 preference shares currently outstanding shall be automatically converted into 10,457,195 ordinary shares and total common shares outstanding after the reverse merger is  45,102,805 (pre-split), 27,780,000 (post-split)

•	Elimination of the Company's capital accounts and accumulated deficit as result of recapitalization, and reflection of payment of all liabilities of the Company prior to closing.